UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 3, 2005


                         COMMISSION FILE NO.:  000-49933

                         NATIONAL PARKING SYSTEMS, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                                     95-4886472
---------------------------------        ------------------------------------
(STATE  OR  OTHER  JURISDICTION          (IRS  EMPLOYER  IDENTIFICATION  NO.)
OF  INCORPORATION)

              200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
                -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 (770) 650-1733
                                 --------------
                            (ISSUER TELEPHONE NUMBER)

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SECTION  4  -  MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective February 3, 2005, the client auditor relationship between National Parking Systems, Inc. (the "Company") and Ham, Langston & Brezina, LLP, Certified Public Accountants ("Ham") ceased as the former accountant was dismissed. Effective February 3, 2005, the Company engaged Meyler & Company, LLC, Certified Public Accountants ("Meyler") as its principal independent public accountant for the fiscal year ended December 31, 2004. The decision to change accountants was recommended and approved by the Company's Board of Directors on February 3, 2005.

Ham's report on the financial statements of the Company for the fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Ham ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

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In  connection  with the audit of the Company's fiscal years ended  December 31,
2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Ham ceased, there were no disagreements between Ham and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ham would have caused Ham to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as provided in Item 304(a)(iv)(B) of Regulation S-B during the Company's fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Ham ceased.

The Company has authorized Ham to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Ham review the disclosure and Ham has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Meyler regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2002 and December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Ham ceased. Meyler has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). Meyler did not furnish a letter to the Commission.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

16.1*          Letter  from  Ham,  Langston  &  Brezina,  LLP,  Certified Public
Accountants

*  Attached  hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     NATIONAL  PARKING  SYSTEMS,  INC.

                                        By: /s/  Marc  Ebersole
                                            -------------------
                                        Marc  Ebersole,  Chief Executive Officer

Date:  February  16,  2005

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